SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):August 19, 1996 (July 29, 1996)


                           The Italian Oven, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)


        0-27182                                       25-1624305
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(Commission File Number)                  (I.R.S. Employer Identification No.)


     Eleven Lloyd Ave., Latrobe, PA                     15650
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(Address of  Principal  Executive Offices)           (Zip Code)


                                 (412) 537-5380
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              (Registrant's Telephone Number, Including Area Code)

Item 2.  Acquisition or Disposition of Assets

Effective July 29, 1996, in order to obtain cash for immediate operating needs, the Company sold the operating assets of the Company's Erie and Cranberry, Pennsylvania restaurants. These restaurants had been acquired by the Company in April 1996. The assets were sold pursuant to an Asset Purchase Agreement dated as of August 1, 1996 (the "Asset Purchase Agreement") to Armstrong Restaurants, L.P. ("Armstrong"), a limited partnership affiliated with (i) a current franchisee of the Company, The Armstrong Group of Companies, (ii) a stockholder of the Company, Armstrong Holdings, Inc., and (iii) two of the Company's directors, Kirby Campbell and Dru Sedwick.

Under the terms of the Asset Purchase Agreement, Armstrong purchased these restaurant assets for aggregate consideration of $970,000, consisting of $800,000 in cash and the relinquishment of $170,000 in prepaid franchise fees under Armstrong's northeastern Ohio franchise development agreement. The selling price was determined on the basis of arm's length negotiations between the parties. The transaction was approved by the Board of Directors at a special meeting at which Mr. Sedwick was not present and at which Mr. Campbell abstained from voting due to his interest in the transaction.

The Erie and Cranberry, Pennsylvania restaurants will be operated by Armstrong as franchised restaurants. To assist the Company in improving its cash position, the Asset Purchase Agreement required Armstrong to prepay at closing $300,000 in franchise royalties for these restaurants.

Under the terms of the Asset Purchase Agreement, Armstrong also agreed to waive its development rights to northeastern Ohio, preserving only a five year right of first refusal to match the terms of any development proposed by any other persons in that territory and certain other areas in western Pennsylvania. Should Armstrong elect to develop a restaurant in any of the locations included in the right of first refusal, the Company must grant a credit or reduction of $10,000 toward the franchise fees payable as to each restaurant which Armstrong agrees to develop, such credit or reduction not to exceed $40,000 in the aggregate.

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.  None

(b)  Pro forma financial information.  None

(c)  Exhibits.

10.1 Asset Purchase Agreement dated as August 1, 1996 by and between the Company and Armstrong Restaurants, L.P.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             THE ITALIAN OVEN, INC.
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                                  (Registrant)



                               By  /s/ Gary L. Steib
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                                       Gary L. Steib, Chief Financial Officer


Dated:  August 19, 1996